ADAMS
NATURAL RESOURCES
FUND

FIRST QUARTER REPORT
MARCH 31, 2026
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Managed Distribution Policy

The Board of Directors of Adams Natural Resources Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. The Fund pay distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
Rising geopolitical tensions, spiking oil prices, and renewed uncertainty around monetary policy all led to U.S. stocks declining in the first quarter of 2026. The S&P 500 Index was essentially flat through the first two months of the year as investors shifted towards a wider mix of cyclicals and defensives amid concerns surrounding the ultimate return on investment from artificial intelligence (AI)-related capital expenditures. In late February, joint U.S.-Israeli strikes on Iran sparked a broader regional conflict and prompted a rapid shutdown of oil shipments throughout the region. Investor expectations shifted repeatedly as events unfolded.
“Within the S&P 500, Energy was by far the strongest performer, posting a 38.3% gain.”

In March, the S&P 500 declined 5.0%, posting one of its worst monthly returns since the fall of 2022, and finished the quarter down 4.3%. Beneath the surface, the market continued to broaden, a trend that began to take shape in late 2025. Cyclical sectors were the strongest performers and value stocks broadly outperformed their growth counterparts. Investor sentiment toward AI continued to shift away from companies investing heavily in AI infrastructure to those providing the materials and services to facilitate the build out.
A persistent tug-of-war over interest rate expectations added to rising volatility. As the year began, many economists anticipated possible rate cuts later in the year, but markets rapidly reassessed the path of interest rate policy amid rising energy prices and firmer inflation. The U.S. Federal Reserve (Fed) emphasized caution, noting that the inflation outlook had become increasingly uncertain following the oil-driven price shock.
Meanwhile, corporate earnings remained a bright spot. More than 70% of S&P 500 companies reported results ahead of expectations, with revenue growth and margins proving more resilient than many had feared. This underlying strength helped steady the market at a time when macro-driven volatility was rising.
West Texas Intermediate crude oil prices surged just over 50% in March, marking the commodity’s largest monthly increase since 2020, and over 70% for the quarter, closing above $100 for the first time since 2022. The sharp rise in oil prices reflected heightened supply uncertainty as Iranian actions during the conflict significantly disrupted traffic through the Strait of Hormuz, a critical transit route for global energy flows, and exacerbated concerns about inflation and potentially slower growth.

Letter to Shareholders (continued)

U.S. natural gas prices declined during the period, while global liquified natural gas (LNG) prices rose sharply in response to significant supply disruptions in the Middle East. The U.S. natural gas market, insulated from overseas disruptions, stands to benefit from the longer-term dynamics of increasing LNG export capacity and growing domestic electricity demand that will require increased natural gas-powered generation.
After rising to record levels early in the year, precious metals fell sharply as the conflict in the Middle East unfolded. Copper also retreated, although not as sharply. Conversely, agricultural and chemicals prices responded positively to the conflict, as meaningful supplies are sourced from the Middle East.
Within the S&P 500, Energy was by far the strongest performer, posting a 38.3% gain. The Energy sector’s returns were relatively muted for the first two months of 2026 before accelerating sharply in March. The Refining & Marketing group was the top performer, as product pricing and margins strengthened amid global supply dislocations. Integrated Oil & Gas companies followed, benefiting from diversified exposure across upstream and downstream operations. The Exploration & Production (E&P) and Equipment & Services groups also rose meaningfully, as the perception that supply disruptions and damaged energy-related infrastructure will lead to a stronger cash flow trajectory after the conflict ends. The Storage & Transportation group also posted strong gains but trailed the more price-sensitive industry groups.
The Materials sector also outperformed the broad market, posting a 9.7% return. Geopolitical supply shocks, tariff-supported pricing tailwinds, and investor rotation bolstered many stocks in the sector. Chemicals was the top performing group, as the market started to consider a scenario where the conflict could provide a long-awaited rebalancing of global supply and demand, leading to better pricing and margin opportunities from depressed levels. Construction Materials was the only group to decline during the quarter, as higher commodity prices are a headwind to their cost structure and profitability.
Our Fund, with exposure to both the Energy and Materials sectors, advanced 32.3% during the first quarter, slightly behind our benchmark. The Materials sector was a notable contributor to relative performance.
Our Energy holdings advanced 38.3%. Gains were strong across all groups in the sector. Within E&P, our position in Apache was a key contributor, outperforming its upstream peers as its higher leverage to changes in oil and natural gas prices was rewarded by the market. Another key contributor was Cenovus Energy, a Canadian integrated company. Its extensive oil sands resource is a key advantage in a supply-constrained global environment. This, along with company-specific execution success in its downstream business, led to strong performance in the quarter.

Letter to Shareholders (continued)

Materials generated a 9.8% return in the quarter, and positive relative performance was driven by our position in CF Industries, one of the largest global providers of nitrogen fertilizer. The stock rallied as the conflict in the Middle East began. The benefit to CF is twofold. With the Middle East responsible for supplying more than 40% of the global nitrogen fertilizer market, disruptions will tighten the market significantly. Additionally, the primary input for nitrogen fertilizer is natural gas, and the wide divergence in natural gas prices between the U.S. and international markets provides a meaningful margin advantage to CF. Vulcan Materials, a domestic provider of construction aggregates, was a notable detractor during the quarter. Higher oil prices are a headwind for the company, as diesel fuel, liquid asphalt, and other petroleum-based resources are primary input costs.
For the three months ended March 31, 2026, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 32.3%. This compared to the 32.6% total return for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (80% weight) and the S&P 500 Materials Sector (20% weight). The total return on the market price of the Fund’s shares for the period was 30.3%. During the quarter, the Fund paid distributions to shareholders of  $13.5 million, or $.49 per share.
For the twelve months ended March 31, 2026, the Fund’s total return on NAV was 33.0%. Comparable return for the Fund’s benchmark was 32.9%. The total return on the market price of the Fund’s shares for the period was 33.4%.
Even by recent standards, the current backdrop feels unusually unsettled. In the near term, much will depend on how the conflict in the Middle East evolves, how long it lasts, and how powerful and persistent the impact of higher oil prices proves to be on inflation and interest rates. The Fed’s next moves remain fluid, with wide-ranging expectations amid shifting war news and policy signals.
The constant flow of news can make the environment feel more disorienting than it truly is. This quarter demonstrated how quickly the narrative can swing from one headline to the next, and how easily sentiment can shift. We believe the long-term drivers of equity returns—cash flows, competitive positioning, balance sheet strength, and disciplined capital allocation—remain as important as ever. Corporate earnings continue to be broadly resilient and many companies continue to demonstrate an ability to navigate through uncertainty. For investors, managing emotions in the face of short-term volatility can be much more challenging than the volatility itself.

Letter to Shareholders (continued)

As we look ahead, we will continue to monitor earnings trends, energy markets, the state of the consumer, and the evolving policy landscape. But our approach does not change with every twist in the news cycle. Periods like this reinforce the value of staying disciplined. We remain focused on identifying high-quality companies with durable advantages and on maintaining a long-term perspective—investing through full market cycles with careful attention to valuation and risk management.
By order of the Board of Directors,
James P. Haynie, CFA Chief Executive Officer	Gregory W. Buckley President
April 16, 2026

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2026	2025
At March 31:
Net asset value per share	$31.28	$25.74
Market price per share	$27.80	$22.81
Shares outstanding	27,761,521	26,575,646
Total net assets	$868,407,390	$684,022,125
Average net assets	$771,359,242	$658,282,606
Unrealized appreciation on investments	$340,577,343	$190,654,718

For the three months ended March 31:
Net investment income	$4,017,477	$3,912,771
Net realized gain (loss)	$14,339,299	$10,008,799
Total return (based on market price)	30.3%	7.4%
Total return (based on net asset value)	32.3%	8.8%

Key ratios:
Expenses to average net assets*	0.56%	0.65%
Net investment income to average net assets*	2.11%	2.39%
Portfolio turnover*	17.8%	19.0%
Net cash & short-term investments to net assets	0.7%	0.6%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2026
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$226,420,601	26.1%
Chevron Corporation	127,186,396	14.6
ConocoPhillips	49,790,796	5.7
Williams Companies, Inc.	33,293,211	3.8
SLB Ltd.	28,399,810	3.3
Phillips 66	28,324,435	3.3
Linde plc	26,622,312	3.1
Valero Energy Corporation	23,472,600	2.7
Targa Resources Corp.	23,192,525	2.7
Marathon Petroleum Corporation	20,758,230	2.4
	$587,460,916	67.7%

Schedule of Investments

March 31, 2026
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Energy — 83.1%
Energy Related — 0.0%
Eos Energy Enterprises, Inc. (b)	62,600	$310,496

Equipment & Services — 6.8%
Baker Hughes Company	225,900	13,791,195
Halliburton Company	344,853	13,445,818
SLB Ltd.	552,633	28,399,810
TechnipFMC plc	48,600	3,359,718
		58,996,541
Exploration & Production — 15.7%
APA Corporation	56,000	2,376,640
Chord Energy Corporation	225	31,991
ConocoPhillips	377,203	49,790,796
Coterra Energy Inc.	120,800	4,244,912
Devon Energy Corporation	372,400	18,739,168
Diamondback Energy, Inc.	74,200	14,676,018
EOG Resources, Inc.	141,367	20,437,427
EQT Corporation	223,900	14,248,996
Expand Energy Corporation	46,400	5,093,792
Texas Pacific Land Corporation	13,350	6,335,376
		135,975,116
Integrated Oil & Gas — 42.6%
Cenovus Energy Inc.	209,900	5,568,647
Chevron Corporation	614,724	127,186,396
Exxon Mobil Corporation	1,334,555	226,420,601
Occidental Petroleum Corporation	165,951	10,786,815
		369,962,459
Refining & Marketing — 8.4%
Marathon Petroleum Corporation	85,012	20,758,230
Phillips 66	155,475	28,324,435
Valero Energy Corporation	95,000	23,472,600
		72,555,265
Storage & Transportation — 9.6%
Kinder Morgan, Inc.	433,292	14,528,281
ONEOK, Inc.	141,800	12,817,302
Targa Resources Corp.	92,500	23,192,525
Williams Companies, Inc.	457,450	33,293,211
		83,831,319

Schedule of Investments (continued)

March 31, 2026
(unaudited)
	Shares	Value (a)
Materials — 16.2%
Chemicals — 8.2%
Air Products and Chemicals, Inc.	18,100	$5,257,869
Albemarle Corporation	7,200	1,292,616
CF Industries Holdings, Inc.	46,569	6,046,519
Corteva Inc.	57,945	4,850,576
Dow, Inc.	52,945	2,205,159
DuPont de Nemours, Inc.	78,626	3,601,071
Ecolab Inc.	31,400	8,353,028
International Flavors & Fragrances Inc.	20,206	1,465,945
Linde plc	53,700	26,622,312
LyondellBasell Industries N.V.	15,600	1,256,736
Mosaic Company	21,201	540,626
PPG Industries, Inc.	18,100	1,934,528
Sherwin-Williams Company	24,100	7,725,255
		71,152,240
Construction Materials — 2.0%
CRH public limited company	64,000	6,727,680
Martin Marietta Materials, Inc.	5,400	3,178,872
Vulcan Materials Company	27,700	7,542,710
		17,449,262
Containers & Packaging — 1.4%
Amcor plc	34,880	1,386,480
Avery Dennison Corporation	5,400	932,472
Ball Corporation	16,300	963,493
Crown Holdings, Inc.	29,600	2,967,400
International Paper Company	40,900	1,460,130
Packaging Corporation of America	12,700	2,695,194
Smurfit Westrock plc	41,300	1,645,805
		12,050,974
Metals & Mining — 4.6%
Cameco Corporation	18,000	1,954,980
Freeport-McMoRan, Inc.	233,200	13,707,496
Newmont Corporation	128,400	13,899,300
Nucor Corporation	52,000	8,793,200
Steel Dynamics, Inc.	11,026	1,984,680
		40,339,656
Total Common Stocks
(Cost $522,642,493)		862,623,328

Schedule of Investments (continued)

March 31, 2026
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 3.70% (c)	4,501,029	$4,501,029
Northern Institutional Funds Treasury Portfolio, Premier Class, 3.53% (c)	544,636	544,636
Total Short-Term Investments
(Cost $5,046,485)		5,045,665
Total — 99.9% of Net Assets
(Cost $527,688,978)		867,668,993
Other Assets Less Liabilities — 0.1%		738,397
Net Assets — 100.0%		$868,407,390

Total Return Swap Agreements — 0.1%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	APA Corporation (65,800 shares)	3/03/2027	$1,707,536	$1,073,685	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	State Street Energy Select Sector SPDR ETF (42,300 shares)	3/03/2027	(2,120,520)	—	(476,357)
Gross unrealized gain (loss) on open total return swap agreements					$1,073,685	$(476,357)
Net unrealized gain on open total return swap agreements (d)					$597,328

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open total return swap agreements is Morgan Stanley.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Steven G. Chambers	James P. Haynie (1)	Jane Musser Nelson (1) (2) (3) (4)
Kenneth J. Dale (1) (5)	Mary Chris Jammet (1) (2) (3) (4)
Frederic A. Escherich (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
Gregory W. Buckley	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
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P.O. Box 43078
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(866) 723-8330
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